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Exhibit 21.1

Tyco International, Ltd.
Subsidiaries at September 30, 2004

Argentina
ADT Security Services S.A. (Argentina)
Elo Touch Systems Argentina S.A.
Fayser S.R.L.
Inproteco SA
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Electronics Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Networks (Argentina) S.R.L.
Tyco Services S.A.
Tyco Submarine Systems de Argentina S.A.

Australia
ACN 000 233 536 Pty Limited
ACN 000 343 019 Pty Limited
ACN 069 907 384 Pty Limited
ADT Wireless Pty Limited
Ancon CCL Pty Limited
Auto Suture Holdings Pty Limited
Banool Investments (VIC) Pty Ltd.
Bonvilla Holdings Pty Ltd
CCL Talaust Pty Limited
Clarebury Pty Ltd
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Critchley Electrical Products Pty Limited
Danby Pty Limited
Dulmison Australia Pty Ltd
Dulmison Pty Ltd
ETE Coliban Pty Limited
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Egan Bros. Building Services Pty Limited
Electrostrut Australia Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty Limited
Fuelquip Pty Limited
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Grangehurst Enterprises Pty Ltd.
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Haden F M Pty Limited
Haden Staff Superannuation Fund Pty Limited
Kalanda Enterprises Pty Ltd

Keystone Asia Pacific Pty Limited
Lafayette Pharmaceuticals Pty Limited
M.B. John Pty Limited
M/A Com Private Radio Systems Pty Limited
MFS Holdings Pty Limited
Mallinckrodt Australia Pty Limited
Management Corporation Pty Limited
Mather & Platt Pty Limited
Medefield Pty Limited
Metropolitan Fire Services Pty Limited
Microwave Associates Australia Pty Limited
Milperra Developments Pty Limited
Morlynn Ceramics Pty Ltd.
Nationguard Security Pty Limited
P A Pacific Pty Limited
Panmedica Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited
Rel Corp Management Services Pty Ltd
Resolve Engineering Pty Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Sherwood Medical Industries Pty. Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
TopAq Pty Limited
Tyco Asia Pacific Pty Limited
Tyco Australia Pty Limited
Tyco Building Products Pty Limited
Tyco Electronics Networks Pty. Limited
Tyco Electronics Pty Limited
Tyco Engineering and Construction (Asia) Pty. Ltd.
Tyco Flexonics Australia Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco Healthcare Pty Limited
Tyco International Pty Limited
Tyco Lambda (Australian Branch)
Tyco Projects (Australia) Pty Limited
Tyco Services Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Unistrut New Zealand Limited
Valleylab (Australia) Pty Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria
Ancon Building Products GesmbH
Feuerschutz GmbH
Feuerschutz GmbH (Austria)
IBS Feuerschutz GmbH
Sensormatic Ges.m.b.H
Total Walther Feuerschutz und Sicherheit GmbH
Tyco Building Services Products (Austria) GmbH
Tyco Electronics Austria GmbH
Tyco Healthcare Austria GmbH
Tyco Projects (Austria) GmbH

Bahamas
A&E Products Korea Ltd.
TyCom Services Inc.
TyCom Shares Ltd.
Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Bangladesh
Bengal Plastic Industries Ltd.

Barbados
AMP Exports Limited
Corcom International Limited
Corcom West Indies Limited
DSC Security Products International Ltd.
Earth Tech, Inc.
Exeter Holdings Limited
Graphic Controls (Barbados), Ltd.
Reid Crowther Engineering Ltd.
TSSL Foreign Sales Corporation
TyCom Holdings (Barbados) Ltd.
TyCom Networks (Barbados) Ltd.
Tyco Electronics Holdings Ltd.
Tyco International Holdings Ltd.
Tyco International Sales Corp.
Tyco Worldwide Holdings Ltd.
USSC FSC, Inc.

Belgium
ADT Europe N.V.
ADT Security Services N.V. (also known as S.A.)
Airvans Belgium S.A.
All Security Systems NV
CIPE Belgium S.A.
DSC International SA
Mallinckrodt Belgium N.V./S.A.

Raychem Industries NV
Sensormatic BVBA
Total Security Equipment BVBA
TyCom Contracting B.V.B.A.
Tyco Adhesives BVBA
Tyco Electronics Belgium EC N.V.
Tyco Electronics Raychem NV
Tyco Flow Control Europe S.A.
Tyco Healthcare Belgium N.V.
Tyco Integrated Systems BVBA
Tyco Networks (Belgium) B.V.B.A.
Tyco Thermal Controls NV
WHICH Belgium S.A.
Wormald S.A. (also N.V.)

Belize
Earth Tech Belize Limited

Bermuda
Camron (Bermuda) Insurance, Ltd.
Carnforth Limited
Cawich Limited
Electro-Protective Limited
Kral Steel Limited
Mallinckrodt Holdings Ireland
Mallinckrodt Medical International Holdings
Nellcor Puritan Bennett Ireland Holdings
TyCom Global Marketing Ltd.
Tyco (Bermuda) Unlimited No. 1
Tyco (Bermuda) Unlimited No. 2
Tyco (Bermuda) Unlimited No. 3
Tyco (Bermuda) Unlimited No. 4
Tyco (Bermuda) Unlimited No. 5
Tyco (Bermuda) Unlimited No. 6
Tyco (Bermuda) Unlimited No. 7
Tyco (Bermuda) Unlimited No. 8
Tyco (Bermuda) Unlimited No. 9
Tyco (Bermuda) Unlimited No. 10
Tyco Alpha Limited
Tyco Asia Networks Ltd.
Tyco Beta Limited
Tyco Cableship Charters Ltd.
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Contracting Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Eta Limited
Tyco Gamma Limited
Tyco Global Networks Ltd.
Tyco Holdings (Bermuda) No. 4 Limited

Tyco Holdings (Bermuda) No. 6 Limited
Tyco Holdings (Bermuda) No. 7 Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings (Bermuda) No. 15 Limited
Tyco Holdings (Bermuda) No. 16 Limited
Tyco Holdings (Bermuda) No. 17 Limited
Tyco Holdings (Bermuda) No. 18 Limited
Tyco Holdings (Bermuda) No. 19 Limited
Tyco Holdings (Bermuda) No. 20 Limited
Tyco Holdings Limited
Tyco Iota Limited
Tyco Kappa Limited
Tyco Lambda (Bermuda Company)
Tyco Omega Limited
Tyco Rho Limited
Tyco Sigma Limited
Tyco Telecommunications Ltd.
Tyco Zeta
Willoughby Assurance Ltd.

Brazil
A&E Products do Brasil Ltda.
ADT Security Services do Brazil Ltda
AlarmTeck do Brazil Sistemas de Vigilancia Ltda.
AlarmTek Comersio & Participacoes Ltda.
Auto Suture do Brasil Ltda.
Caenf Aguas E Esgotos de Nova Friburgo Ltd. [Brazil] (50%)
Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Dinaco Industria e Comercio de Ferro e Aco Ltda.
Earth Tech Brasil Ltda.
Empresa de Transmissao de Energia do Oeste Ltda
Figgie do Brasil Industria e Commercio Ltda.
Grinnell Corporation
Mallinckrodt do Brasil, Ltda.
Mojonnier do Brasil Industria e Commercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Saneamento de Jau Ltda. (99.9%)
Sanear Saneamento de Aracatuba S.A.
Senelbra Industria, Comercio e Servicos Ltda. (51%)
SensorBrasil Sistemas Comercio & Locacoes Ltda.
Sensormatic do Brasil Electronica Ltda. (51%)
Tyco Electro-Electronica Ltda.
Tyco Electronics Brasil S.A.
Tyco Electronics da Amazonia Ltda.
Tyco Fire & Security Equipamentos Ltda.
Tyco Flow Control do Brasil Ltda.
Tyco Networks (Brasil) Ltda.
Tyco Services Ltda.
Tyco Sistemas de Energia Ltda.
Tyco Submarine Systems Brasil Ltda.

Tyco Valves & Controls Brasil Ltda.
Valvulas Crosby Industria e Commercio Ltd.
Westlock Controls Equipmentos de Controle Ltda

Brunei Darussalam
Indeco Engineers (Pte) Ltd, Brunei Branch
Indeco Services Sdn Bhd
Tyco Services (B) Sdn. Bhd.

Canada
1306437 Ontario Limited
1306438 Ontario Limited
1307520 Ontario Limited
1319209 Ontario Limited
1355538 Ontario Limited
495649 Ontario Limited
9020-4702 Quebec Inc.
ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Becker Fire Service Ltd.
Century Industries Company
Columbia-MBF Inc.
Critchley Inc.—Canada
Cronin Fire Equipment (Edmonton) Ltd.
Earth Tech (Canada) Inc.
Hawley Group Canada Limited
Hygieia Holdings (Canada) Inc.
Icon Systems Limited
Inbrand Corporation (Canada) Inc.
John Thomas Batts Enterprises (Canada) Ltd.
KRC Consultants (50%)
Keystone Canada Co.
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
Ludlow Technical Products Canada, Ltd.
M/A-COM Private Radio Systems Canada Corp.
Mallinckrodt Canada Inc.
Minervatech Inc.
Nellcor Puritan Bennett (Melville) Ltd.
Noona and Reid Crowther Partnership (51%)
Paragon Trade Brands (Canada) Inc.
Parkwood Security Systems Inc.
Proctor & Redfern International Limited
Reid Crowther International Ltd.
Rovalve Canada Ltd.
SEC Investments of Canada Ltd.
SecurityLink, Ltd.
SecurityLink from Ameritech Ltd. (Canada)
Sensormatic Canada Incorporated

TEPG Canada Inc.
TTCC Holdings Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
Tracer Industries International, Inc.
Tracer Industries, Inc.
Tri-Ed Ltd.
TyCom Networks (Canada) Ltd.—Reseaux TyCom (Canada) Ltee.
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.
Tyco International of Canada Ltd.
Tyco Plastics Canada Ltd.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands
Davis & Geck Caribe Limited
Davis & Geck Limited
Raychem International
ReSensormatic Cayman Finance Ltd.
Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Chile
ADT Securidad Fisica S.A.
ADT Security Services SA (Chile)
Comercial Kendall (Chile) Limitada
General Security S.A.
Reveco y Cia. Ltda.
Simplex S.A.
TyCom Networks (Chile) S.A.
Tyco Electronics Industrial Y Comercial Chile Limitada
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial E. Industrial Limitada (60%)

China
AMP (China) Investment Co. Ltd.
AMP Products Pacific Ltd. Beijing Office
Alpha-Max Actuator Manufacturing Co. Ltd
Ansul Fire Equipment (Shanghai) Co. Ltd
Beijing Keystone Valve Co. Ltd.
Dongguan Transpower Electric Products Co., Ltd.
Dulmison Zibo Insulator Co., Ltd.
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Earth Tech, Inc. (Beijing Branch)
Guangzhou Xilang Wastewater Treatment Co. Ltd. (65%)
KTM Ball Valves Manufacturing (Sichuan) Co. Ltd

Keystone (Jingmen) Valve Co. Ltd.
Keystone Valve (China) Ltd.
Kitamura Valve Mfg (Dalian F.T.Z.) Co. Ltd
Mallinckrodt International Corporation
Qinhuangdao Pacific Water Company Limited (80%)
Raychem (Shanghai) Trading Ltd
Raychem Electronics (Shanghai) Ltd.
Raychem Shanghai Cable Accessories Ltd
Sensormatic Electronics (Shen Yang) Co. Ltd.
Shangdong Zibo Electrical Porcelain Co. Ltd
Shanghai Anderson Greenwood Crosby Valve Co. Ltd (60%)
Shanghai CII Electronic Co. Ltd
Shanghai Eagle Safety Equipment Ltd.
Shanghai Ouli Trading Co. Ltd.
Shenyang Yarway Valve Co. Ltd.
Shenzhen Original Electric Co Ltd
Simplex (Tianjin) Fire & Security System Co., Ltd.
Spraysafe Automatic Sprinklers, Shanghai Office
Tianjin Earth Tech Jieyuan Water Co., Ltd. (52%)
Tyco Electronics AMP Shanghai Ltd.
Tyco Electronics EM Shenzhan Co. Ltd
Tyco (Shanghai) Management Consulting Co., Ltd.
Tyco Electronics (Dongguan) Ltd
Tyco Electronics (Kunshan) Ltd
Tyco Electronics (Shanghai) Co., Ltd
Tyco Electronics (Wuxi) Ltd
Tyco Electronics (Zhuhai) Ltd
Tyco Electronics AMP Guangdong Ltd
Tyco Electronics AMP Qingdao Co. Ltd.
Tyco Electronics EM Shenzhen Co. Ltd
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services Asia Co. Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Healthcare International Trading (Shanghai) Co., Ltd.
Tyco Packaging Systems (Shanghai) Co., Ltd
Tyco Thermal Controls (Huzhou) Co. Ltd

Colombia
Comercializadora de Equipos Antihurto Sensorcol S.A. (98.8%)
Mercantil de Importaciones y Exportaciones Ltda. (MINEX)
Raychem S.A. (Colombia)
Tyco Electronics Colombia Ltda.
Tyco Healthcare Colombia S.A.
Tyco Services Ltda. (Colombia)

Costa Rica
A&E Productos de Costa Rica, S.A.
ADT Security Services, S.A.
ADT Sistemas de Seguridad S.A. (Branch)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Costa Rica) (Branch)

Kendall Innovadores en Cuidados al Paciente S.A.
Tyco Ingenieria y Construccion, S.A. (Costa Rica) (Branch)

Croatia
Metalska Industrija Varazdin dd (MIV)

Cyprus
Raychem Technologies Limited
TyCom Contracting (Cyprus) Limited
TyCom Networks (Cyprus) Limited

Czech Republic
A.S.S. Allgemeine Sicherheitssysteme GmbH
ADT Security Centre sro (95%)
AQ-Test, spol s.r.o.
BOREAS-Studio grafickych informacnych systemu, s.r.o. (90%)
CYGNI, a.s.
Feuerloschgerate Neuruppin CZ, s.r.o.
GEOMATICS Prague s.r.o.
GHE, a.s.
KAP spol, s.r.o.
MANIBS BRNO, spol, s.r.o. (99%)
Raychem HTS s.r.o.
SEPA, spol. s.r.o. (70%)
SET EC s.r.o.
Schmieding Armatury CZ s.r.o.
TOTAL WALTHER—Stabilni hasici zarizeni spol s.r.o.
Tyco Electronics Czech s.r.o.
Tyco Electronics EC Trutnov s.r.o.
Tyco Integrated Systems s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.
Zettler CR, spol. s.r.o.

Denmark
ADT Sensormatic ApS
AMP Denmark
CIPE Holding (Denmark) ApS
Sensormatic ApS [Norway Branch]
TSD
Thorn Security Denmark A/S
Tyco Electronics Denmark
Tyco Electronics Far East Holdings ApS
Tyco Healthcare Denmark AS
Tyco Holding I (Denmark) ApS
Tyco Holding I ApS
Tyco Holding II (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding V (Denmark) ApS
Tyco Holding VI (Denmark) ApS

Tyco Holding VII (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding X (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS
Tyco Holding XVII (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Urban Media Communications Corporation
Water Holding (Denmark) ApS
Wormald A/S

Dominican Republic
Davis & Geck Caribe, LTD (Dominican Republic Branch)
Raychem Dominicana S.A.

Ecuador
ADT Security Services S.A.
Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios S.A.
Tyco Electronics de Venezuela, C.A.

Egypt
Raychem (Delaware) Ltd.
Raychem Egypt Limited
Raychem Technologies Limited, Egypt Branch, Rep. Office
TyCom Networks Egypt Ltd.

El Salvador
Grinnell Sistemas de Proteccion Contra Incendio S.A. El Salvador (Branch)

Estonia
AMP EESTI AS

Fiji
Tyco Fiji Limited

Finland
Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
Total Walther Finland OY
Tyco Electronics Finland Oy
Tyco Healthcare Finland Oy
Tyco Networks (Finland) Oy

France
ADT France SA
ADT Sensormatic France S.A.R.L.
ADT Telesurveillance SA
ASE Partners S.A.
Acroba S.A.S
Aerolic Industries S.A.
Alarmes Conseils Services SARL
Alte
Antia S.A.
Auto Suture Europe Holdings, Inc. (Branch)
Auto Suture European Services Center, S.A.
Bayard SA
Bouyer S.A.S.
CAP Services
CEDI Securite SA
CEDP
CEPA
CII Technologies Europe
Cormerais Electronique S.A.
DIS SAS
DSI [France] (34%)
Earth Tech France S.a.r.l.
Ecsas Sarl
Europ Telesecurite SAS
Europinter SA
Euroville France
FINASUR
Fibaly SA
First Alarme
Flow Control Technologies SA
GMC SARL
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Graphic Controls France S.A.R.L.
Grinnell Distribution France Sarl
Isogard SAS
K D Valves S.A.S
Karner Europe SARL
Kendall Incontinence
Kendall SA
La Commande Numerique
Laje S.A.
Lindapter S.A.
MANIBS France S.A.R.L.
Mallinckrodt Developpement France S.A.S.
Mallinckrodt France SARL
Mather & Platt S.A.S
Mecafrance S.A.
Nellcor Puritan Bennett France Holdings SAS
Nomos SA
Protel S.A.

Roybier et Fils
Saccer
Saint-Paul Sécurité SARL
Sayag Electronique International (S.E.I.)
Sci Alain Martin
Sci Becaro
Sci Chanle
Sci Mazal
Sci Tov
Securite Conseil Expertise
Sensormatic S.A.R.L.
Sensormatic Technologies SA
Societe Europeene de Protection Contre L'Incendie S.A.
Societe de Communication et Telesurveillance (S.C.T.)
STRATE S.A.R.L. (95%)
Swair
T.S. France SA
TEP France SA
TGN Euro Link, S.A.
TyCom Contracting (France) SAS
Tyco Electronics France SAS
Tyco Electronics Holding France S.A.S.
Tyco Electronics Idento sas
Tyco Electronics SIMEL SAS
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fermertures Coupe-Feu S.A.S
Tyco Flow Control Holding S.A.
Tyco France Security S.A.
Tyco Healthcare France SAS
Tyco Healthcare Holding Inc (Branch office)
Tyco Healthcare Manufacturing France SAS
Tyco Healthcare SA
Tyco Integrated Systems France
Tyco Networks (France) SAS
Tyco Safety Projects France SARL
Tyco Submarine Systems SARL
Tyco Thermal Controls SA
Tyco Valves & Controls Distribution (France) S.C.A.

Germany
ADT Deutschland GmbH
ADT Finance Germany GmbH
ADT Jalex GmbH
ADT Protecco GmbH
ADT SecurePay GmbH
ADT Secured Payments GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH

ADT Wellcom GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Airport TV Gesellschaft
Babcock Sempell Armaturen-Service GmbH
Bouyer Elektronics GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
Chemat GmbH Armaturen fur Industrie
Chemische Fabrik Pirna-Copitz GmbH
Cobolt Damm—und Isolierstoff GmbH
Corcom GmbH
DA Export International GmbH
DA Kunststoff GmbH
DEGA Sicherheitstechnik GmbH
DSC International GmbH
Dritte CORSA Verwaltungsgesellschaft mbH
EDS Sicherheitstechnik GmbH
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co
Erhard Verwaltungsgesellschaft mbH
Ernst Schmieding GmbH & Co. KG
Erwin Burbach Maschinenfabrik GmbH
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH
Feuerloschgerate GmbH Neuruppin (FLG)
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Immobilien GmbH
Geratebau-Beteiligungsgesellschaft mbH
Hellstern GmbH
Helmut Geissler Glasinstrumente GmbH
Hermann Rapp GmbH
Interbrandschutz GmbH
KSK Kunststoff-Strassenkappen GmbH
Karner Europe GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
MANIBS Spezialarmaturen GmbH & CO. KG
MANIBS Spezialarmaturen Verwaltungs GmbH
MEVA Umwelttechnologie GmbH
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
Mecafrance (Deutschland) GmbH
Medolas Gesellschaft Fur Medizintechnik MBH (80%)
NARVIK-Yarway GmbH

NEUHAUS Feuerloschgerate GmbH
Precision Interconnect GmbH
Proner Comatel GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
STRATE Technologie fur Abwasser GmbH
Schmieding Verwaltungs GmbH
Schmieding-Armaturen GmbH
Schmieding-Armaturen GmbH, Seevetal
Sempell AG
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
TEPG GmbH
TOTAL Feuerschutz GmbH
Telekommunikation Datentechnik Sicherheitssysteme
Thorn Sicherheits GmbH
Tillig Shopmaster GmbH & Co. KG (68.75%)
Tillmann Armaturen GmbH
Total Walther Beteiligungsgesellschaft mbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco Electromechanical Components Verwaltung GmbH
Tyco Electronics AMP GmbH
Tyco Electronics EC Verwaltungsgesellschaft GmbH
Tyco Electronics Finance GmbH
Tyco Electronics Holding GmbH
Tyco Electronics Idento GmbH
Tyco Electronics Jordan GmbH & Co KG
Tyco Electronics Raychem GmbH
Tyco Electronics pretema GmbH & Co. KG
Tyco European Investments Deutschland GmbH
Tyco Healthcare Deutschland GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
Tyco Holding GmbH
Tyco Integrated Systems Deutschland GmbH
Tyco International Armaturen Holding GmbH
Tyco Networks (Germany) GmbH
Tyco Thermal Controls GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
USSC (Deutschland) GmbH
Waldenmaier GmbH
WOPF Befestigungselemente GmbH
Wellcom International Sales and Services GmbH & Co. Betriebs KG

Gibraltar
Espion (International) Limited

Silver Avenue Holdings Limited
Stralen Investments Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece
ADT Greece S.A. (ADT Hellas) (82.5%)
Earth Tech (Hellas) Limited Liability Company
Greene Insurance Limited
Raychem Hellas E.P.E.
TyCom Networks SA
Tyco Electronics Hellas MEPE
Tyco Hellas S.A.

Guam
ADT Security Services, Inc.
Earth Tech, Inc.
Tyco Networks (Guam), L.L.C.
Tyco Telecommunications (US) Inc.

Guatemala
ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Grinnell Incendio, S.A. de C.V. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)
Tyco Submarine Systems, Sociedad Anonima

Honduras
A&E Products de Honduras S.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Honduras) (Branch)
Simplex S.A. de C.V.

Hong Kong
A&E Products (Far East) Limited
ADT Hong Kong Limited
AMP Products Pacific Limited
ATS Technology (Hong Kong) Limited
Batts Far East Limited
CEM (HK) Ltd.
Critchley Asia Limited
Dawson Engineering Limited (50%)
F.A.I. Technology (Hong Kong) Limited
Madison Cable Asia Limited
Mallinckrodt Hong Kong Limited
Original Electromechanical (HK) Limited
Praegitzer International (HK) Limited (99%)
Raychem (HK) Limited
Raychem China Limited

Raychem China Limited NV
Sensormatic (HK) Limited
Sensormatic (HK) Limited
Sensormatic Far East Ltd
Simplex Asia Limited
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Transpower Technologies (HK) Limited
Tyco Electronics H.K. Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Ltd
Tyco Flow Control Hong Kong Limited
Tyco Healthcare (HK) Co., Ltd.
Tyco Healthcare (HKSAR) Limited
Tyco Networks (Hong Kong) Limited
Wormald Engineering Services Ltd.

Hungary
ADT Sensormatic Kft.
Brueder Mannesmann Hungary Kft (99%)
Earth Tech Hungary Engineering Limited Liability Company
KSK Német—Magyar Szerszámtervezö és Készitö KFT (67.62%)
Raychem Sales and Marketing Kft.
Total Walther Contractor and Engineer Ltd.
Total Walther Kft.
Tyco Building Services Products (Hungary) Kft
Tyco Electronics EC Electromechanical Components Production Ltd Liability Co.
Tyco Electronics Hungary Ltd.
Tyco Electronics MPI Automotive Components Production Ltd
Tyco TDI Hungary Electronical Parts Manufacturing Customs Free Zone Limited Liability Company
Tyco Valves & Controls Distribution Ltd

India
A&E India Pvt Ltd
Hofincons Infotech & Industrial Services Pvt Ltd
Mallinckrodt International Corporation
Modern Alarms & Electricals Pvt Ltd.
Precision Interconnect India Pvt Ltd
Raychem (Delaware) Ltd. (Indian Branch)
Raychem RPG Limited (50%)
Sakhi-Raimondi Valves (India) Pvt Ltd
Sanmar Holdings Pvt Ltd.
Sempell Valves Ltd. (50%)
Simplex Building Systems Pvt Ltd
TEI Technologies India Pvt Limited (50%)
Tyco Electronics Corporation Pvt Limited
Tyco Electronics Systems India Pvt Ltd
Tyco Electronics Tools India Pvt. Ltd.
Tyco Engineering and Construction Pvt Ltd

Tyco Healthcare India Pvt Limited
Tyco Submarine Systems Ltd.—India Branch
Tyco Valves and Controls India Pvt Limited

Indonesia
Ansul Incorporated (Branch)
P.T. Reid Crowther Indonesia
PT Dulmison Indonesia
PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia
PT Tyco Asia Services Indonesia
PT. Tyco Precision Electronics
Tyco Healthcare Pte Ltd—Indonesia Representative Office
Water Holdings Corporation, Regional Rep Office

Ireland
ACE Alarm Systems Limited
ADT Fire & Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Ltd.
Audio Education Limited
B & B Electronics Limited
Brangate Limited
Earth Tech Holdings Limited
Earth Tech Ireland Limited
Flo-Check Valves Limited
Fondermann & Co. (Ireland) Limited
Hanlon-O'Grady & Co. Limited
IAMASCO Plc
Jones Environmental (UK) Limited
Jones Environmental Holdings Limited
Jones Environmental Limited
Mallinckrodt Holdings Ireland
Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Holdings Ireland
Mallinckrodt Medical Imaging—Ireland
Mallinckrodt Medical International Holdings
Mather & Platt Ireland Limited
Mather & Platt Ireland Manufacturing Limited
Modern Security Systems Limited
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
SEC Investments of Ireland Ltd.
Securitag Limited
Sensormatic Electronics Corporation Ireland Ltd.
Sensormatic European Distribution Ltd.
Sensormatic Ireland Limited

Summerhouse Limited
Tyco Building Services Products (Ireland) Limited
Tyco Electronics Ireland Limited
Tyco Far East Holdings Limited
Tyco Healthcare Ireland Limited
Tyco Healthcare Services Europe Ireland
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Networks (Ireland)
Tyco Tech Holdings Ireland
Tyco Telecommunications (Ireland)
Witham

Isle of Man
Mallinckrodt Medical Isle of Man

Israel
Raphael Mitzpe Ramon Ltd.
Raphael Valves Industries (1975) Ltd.
Raychem Limited [Israel]
Sintram Limited [Israel] (50%)
TCM CONTRACTING (ISRAEL) LTD.
TCM NETWORKS (ISRAEL) LTD.
Tyco Electronics Israel Ltd.
Tyco Healthcare (Israel) Ltd.

Italy
ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Karner-Batts SRL
Laesa Technology Srl
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
Politermica Distribution S.r.l.
Sabo Foam Srl
Sensormatic EC SRL
Tyco Adhesives Italia S.p.A.
Tyco Contracting (Italy) Srl
Tyco Electronics AMP Italia Products S.p.A.
Tyco Electronics AMP Italia S.p.A.
Tyco Electronics MPI Italia S.r.l.
Tyco Electronics Raychem (Italia) S.p.A.
Tyco Electronics-Raychem SpA
Tyco Foam Italia Srl
Tyco Healthcare Italia, S.p.A.
Tyco Networks (Italy) Srl

Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.
Zettler App. Eletricci S.p.A.
Zettler S.R.L.

Japan
AMP Technology Japan Ltd
Ansul Incorporated-Japan Branch Office
Aomori Dry-Chemical Kabushiki Kaisha
Businessland Japan Company Ltd.
Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
Hokkaido Dry-Chemical Kabushiki Kaisha
Kendall Healthcare Products (Japan) Co., Ltd.
Kitamura Valve Mfg. Co., Ltd.
Nihon Elcon K.K.
Nippon Dry Maintenance Co., Ltd.
Nippon Dry-Chemical Kabushiki Kaisha (92.24%)
Nippon Sherwood Medical Industries Ltd.
Precision Interconnect International Kabushiki Kaisha
Precision Interconnect International Ltd.
Touch Panel Systems Corporation
TyCom Contracting (Japan) K.K.
Tyco Electronics AMP K.K.
Tyco Electronics EC KK
Tyco Electronics Raychem K.K.
Tyco Flow Control K.K.
Tyco Healthcare Japan, Inc.
Tyco Healthcare Products (Japan) Co., Ltd.
Tyco Networks (Japan) K.K.
Yamaguchi Tokushu Seiko K.K.

Luxembourg
ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
NEUHAUS Feuerloschgerae GmbH Niderlassung Luxembourg
TCC Holding (Luxembourg) S.a.r.l.
TCN Holding (Luxembourg) S.a.r.l.
TyCom Holdings A Sarl
TyCom Holdings B Sarl
TyCom Holdings C Sarl
TyCom Holdings II SA
Tyco Group S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Group S.A.
Valera Holdings S.a.r.l.

Malaysia
ADT Services (M) Sdn. Bhd.

AMP Products (Malaysia) Sdn. Bhd.
Brunsfield Thorn Technology Sdn. Bhd. (50%)
Euratech (Malaysia) Sdn. Bhd.
Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
Innodouble (M) Sdn. Bhd. (51%)
Japan Original (M) Sdn Bhd
Kijang Merger Sdn Bhd
Kumpulan Injap Kebesan (M) Sdn. Bhd.
Life Engineering Sdn. Bhd.
Mallinckrodt Baker Sdn. Bhd.
Mediquip Sdn. Bhd.
Praegitzer Asia Sdn. Bhd.
Raychem Sdn. Berhad.
Senivisa Trading Sdn. Bhd.
Sigmaform (M) Sdn. Bhd.
Simplex Fire & Security Sdn. Bhd.
Tyco Electronics (Malaysia) Sdn. Bhd.
Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd
Tyco Manufacturing (Malaysia) Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Marshall Islands
C.S. Tyco Decisive Inc.
C.S. Tyco Dependable Inc.
C.S. Tyco Durable Inc.
C.S. Tyco Provider, Inc.
C.S. Tyco Reliance Inc.
C.S. Tyco Resolute Inc.
C.S. Tyco Responder Inc.
Coastal Cable Ship Co. Inc.

Mauritius
Sensormatic Electronics (Mauritius)
TyCom Networks (Mauritius) Limited
Tyco Asia Investments Limited

Mexico
ADT Security Services, S.A. de C.V.
AMP Amermex, S.A. de C.V.
Aguas Tratadas de Cadereyta, S. de R.L. de C.V. (99.96%)
Aguas Tratadas de Madero, S. de R.L. de C.V. (99.96%)
Ansul Mexico, S.A. de C.V.
Atlatec Ambiental, S.A. de C.V.
Batts de Mexico S.A. de C.V.
Carlisle Recycling de Mexico S.A. de C.V.

Cima de Acuna S.A. de C.V.
CoEv Servicios de Matamoros, S.A. de C.V.
CoEv de Matamoros, S.A. de C.V.
Construser, S.A. de C.V.
Corcom, S.A. de C.V.
Earth Tech Acquisition Entity, S.A. de C.V.
Earth Tech Mexican Holdings, S.A. de C.V.
Earth Tech Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A.
Euro-Flex de Mexico, S.A. de C.V.
Fire Equipment de Mexico S.A. de C.V.
Gema Servicios Ambientales, S.A. de C.V.
Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V.
Kelsar S.A. de C.V.
Kendall de Mexico S.A. de C.V.
Kenmex Holding Company, S.A. de C.V.
Lineas de Transmision 407 Altamira, S.A. de C.V.
MMJ S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical S.A. de C.V.
Manufacturas y Conectores TYCO, S. de R.L. de C.V.
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Paragon-Mabesa International, S.A. de C.V.
Plasticos Bajacal, S.A. de C.V.
Plasticos Mexical S.A. de C.V.
Potter & Brumfield de Mexico, S.A. de C.V.
Promotora de Aguas Potosinas, S.A. de C.V.
Rafypak, S.A. de C.V.
Raychem Juarez, S.A. de C.V.
Raychem Tecnologias, S.A. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico International, S.A. de C.V.
Robinson Services S.A. de C.V.
Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
Securitylink S.A. de C.V.
Servicios de Aguas Nogales, S.A. de C.V.
Simplex Grinnell S.A. de C.V.
Tyco Electronics Mexico, S.A.
Tyco Electronics Power Systems de Mexico, S.A. de C.V.
Tyco Electronics Tecnologias S.A. de C.V.
Tyco Engineering and Construction S.A. De C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Submarine Systems, S.A. de C.V.
Tyco Valves & Controls de Mexico, S.A. de C.V.

Netherlands
ADT Canada B.V.
ADT Finance B.V.
ADT Security Services BV
AMP Automotive Development Centre B.V.

AMP Laminates B.V.
AMP Taiwan B.V.
AMP Trading B.V.
Ampliversal B.V.
Auto Suture Belgium B.V.
CIPE Nederland B.V.
Descote Benelux B.V.
European Valves & Fittings B.V.
Glearth B.V.
Hovap Beheer B.V.
Hovap Consolidated B.V.
Hovap Holding B.V.
Hovap International (Holland) B.V.
IBS Inter Brandbeveiliging & Service B.V.
Image Scan ID Systems BV
Infologic Nederland B.V.
Intervalve B.V.
M/A-COM Eurotec B.V.
MDC Meldkamer B.V.
Mallinckrodt Baker B.V.
Mallinckrodt Baker Deutschland, Zweigniederlassung der Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.
Narvik-Yarway B.V.
Netwerk 3 B.V.
Nordic Water Benelux BV
Pompenfabriek "Anema" B.V.
Pritchard Services Group BV
Professional Fixings B.V.
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V. (90%)
Sherwood Medical Nederland B.V.
Strate B.V.
Svenska Skum B.V.
TVM Europe B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Total Walther B.V.
TyCom Contracting (Netherlands) B.V.
Tyco Building Services Products (Netherlands) B.V.
Tyco Building Services Products B.V. Branch Office
Tyco Electronics Nederland B.V.
Tyco Healthcare Nederland BV
Tyco Integrated Systems B.V.
Tyco Labs Holland I BV
Tyco Networks (Netherlands) B.V.

Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V. (94.08%)
Unistrut (Benelux) B.V.
Vonk Chokes B.V.
Vonk Enschede BV
Wafrega Modellen B.V.
Zettler Netherlands N.V.

New Zealand
Armourguard Security Limited
Danks Bros Limited
Keystone New Zealand Limited
New Zealand Valve Company Limited
Nortrac Engineering Limited
Pace Network Services Limited (98%)
Resolve Engineering Pty Limited (New Zealand Branch)
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Electronics NZ Limited
Tyco Flexonics NZ Limited
Tyco Flow Control Pacific Pty Limited (New Zealand Branch)
Tyco Healthcare Limited
Tyco Lambda (New Zealand Branch)
Tyco New Zealand Limited
Tyco Projects (Australia) Pty Limited (New Zealand Branch)

Nicaragua
Grinnell Sistemas de Proteccion Contra Incendios S.A. (Nicaragua) (Branch)
Tyco Electronics de Venezuela, C.A.
Tyco Ingenieria y Construccion, S.A. (Nicaragua) (Branch)

Norway
ADT Sensormatic ApS NUF (ADT)
Tyco Building Services Products (Norway) AS
Tyco Electronics Norge AS
Tyco Healthcare Norge AS
Tyco Networks Norway AS
Tyco Thermal Controls Norway AS
Wormald Signalco A/S

Pakistan
Raychem Technologies Limited, Cypress (Pakistan)
Tyco Fire & Security Pakistan (PVT) Ltd.
Tyco Healthcare Pte Ltd, Parkistan Liaisan Office, Karachi

Panama

Kendall de Panama S.A.
Tyco Submarine Systems, Inc.

Peru
ADT Security Services S.A.
TyCom Networks (Peru) S.A.
Tyco Electronics Del Peru S.A.C.
Tyco Services S.A. (Peru)

Philippines
Carlisle Philippines, Inc.
Earth Tech Consulting Services (Philippines) Inc.
Mallinckrodt International Corporation
Tyco Electronics Philippines, Inc.
Tyco Flow Control, Inc-Philippine Branch Office
Tyco Healthcare Pte. Ltd. (Philippines Representative Office)
Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Poland
ADT Sensormatic Poland Sp zoo.
ASP Armaturen Schilling Puspas Polska Sp.z.o.o. (90%)
Erhard Armatura Sp. z o.o.
M/A-COM Poland Sp. z o.o.
Mallinckrodt Polska Sp.z o.o.
Raychem Polska Sp. z.o.o
STRATE Sp.z.o.o.
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z. o.o
TYCO Electronics Polska Sp.z.o.o.
TyCom Contracting Poland Spolka z ograniczona odpowiedzialnoscia
Tyco Integrated Systems Sp.z o.o.
Tyco Polska Sp.z.o.o.
Tyco Valves & Controls Polska Sp.z.o.o.
Tycom Networks Poland Spolka z orgraniczona odpowiedzialnoscia
Portugal
AMP Portugal—Conectores Electricos E Electronicos LDA
Industra—Comercio de Equipamentos Industrias, Norte, Lda.
Industra-Comercio de Equipamentos Industriais, SA
KTM Valvulas Europa SA
Karner-Europe, Lda
Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda.
S.P.D.-Sistemas De Proteccao Desenvolvidos LD (90%)
Sensormatic Proteccao Contra Furto, Lda (97.4%)
TCC (Portugal)—Instalacao E Manutencao De Redes, Unipessoal Lda.
Tyco Electronics Componentes Electromecanicos Lda.
Tyco Healthcare Portugal, Produtos De Saude Lda.
Tyco Integrated Systems (Portugal), Unipessoal Lda.
Tyco Integrated Systems Portugal Lda

Tyco Networks (Portugal)—Instalacao E Manutencao De Redes, Unipessoal Lda.
Tyco Tech—Engenharia, Unipessoal, Lda.
Puerto Rico
Ansul, Incorporated
Earth Tech, Inc.
Grinnell Corporation (Branch)
M/A-COM, INC.
Mallinckrodt Caribe, Inc. (Puerto Rico branch)
Puerto Rico Sensormatic Electronics Corp. (Branch)
Raychem International Manufacturing Corporation
SecurityLink from Ameritech of Puerto Rico, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
SimplexGrinnell of Puerto Rico Inc.
Simplex Time Recorder Co. (Branch)
Tracer Construction Company
Tri-Ed Puerto Rico Ltd. Inc.
TyCom Networks (Puerto Rico) Corp.
Tyco Electronics Corporation (Branch)
Tyco Electronics Puerto Rico Inc.
Tyco Valves & Controls—Puerto Rico Corporation
Republic of Slovenia
Tyco Electronics d.o.o. (Slovenia)
Republic of Ukraine
Kiev Representative Office of Raychem GmbH
Romania
Duna Armatura Bucuresti S.R.L.
Karner Europe SRL
Robinete Raf Campina, S.A.
SC FCT Industrial Srl
Russia
AOST Malen Ltd
Auto Suture Surgical Instruments
ELSICA (TOO ELSICA)
Moscow Representative Office of Raychem GmbH
Rayenergo (ZAO Rayenergo)
Sensormatic B.V. (Russian Representative Office)
TyCom Networks (Russia)
Saudi Arabia
Raychem Saudi Arabia Limited
Tyco Healthcare—Saudi Arabia
Singapore
ADT Security Services (Singapore)
AMP Singapore Pte. Ltd.
ATS Traffic Pte Ltd (50%)
Aston & Lee Engineering
Central Spraysafe Company PTE Limited
Crompton Instruments (South-East Asia) Pte. Ltd.

Dynavision Electronics Pte Ltd
Greenspan Singapore Private Limited
Indeco Engineers (Pte) Ltd
Indeco M & E Engineering Pte Ltd
Infologic Pte Ltd
Keystone Valves Singapore
Mallinckrodt Asia Pacific Pte. Ltd.
O'Donnell Griffin Instrument & Electrical Contractor
Raychem Singapore Pte. Limited
Sensormatic Asia/Pacific, Inc. (Branch)
Simplex Fire & Security Systems Pte Ltd
TEPG Pte Ltd
Thorn Security
Thorn Services
Tyco Building Services Pte. Ltd.
Tyco EPG Pte Ltd
Tyco Electronics AMP Manufacturing (S) Pte Ltd
Tyco Electronics Manufacturing Singapore Pte. Ltd.
Tyco Electronics Singapore Pte Ltd
Tyco Engineered Products (Branch)
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Asia
Tyco Flow Control Pte. Ltd.
Tyco Healthcare Pte. Ltd
Tyco Integrated Systems
Tyco International Asia, Inc. (Singapore Branch) (Branch of Bahamas Company)
Tyco International Asia, Inc., Singapore Branch (Branch of Delaware, USA Company)
Tyco Networks (Singapore) PTE LTD
Tyco Pipe Systems Pte Ltd
Tyco Valves & Controls (Branch)
Tyco Water Asia
Wormald Marine Services
Slovak Republic
Tatra Armatura s.r.o. (80%)
Total Walther—Stabilne hasiace zariadenia s.r.o.
South Africa
A&E Products South Africa (Proprietary) Limited
ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
Ansul South Africa (Proprietary) Limited
Baron Armed Reaction (Pty) Ltd
Belgicast (PTY)
Czechtech (Pty) Ltd.
Good Hope Security (Pty) Ltd
Intervalve (Pty) Ltd.
Kendall Company of South Africa (Pty) Limited, The
Klipton Properties (Pty) Ltd

MeasureTech (PTY) Ltd.
Nestivad Investments (Pty) Ltd
PMED Investments (Pty) Ltd
Paramed Corporate Security (Pty) Ltd. [South Africa] (55%) JV
Paramed Security North (Pty) Ltd
Paramed Security West (Pty) Ltd
Pararent (Pty) Ltd
REM 172 (Pty) Ltd
Reaction Force Guards (Pty) Ltd
Reaction Force Patrols (Pty) Ltd
Sentry Response (Pty) Ltd
Sentry Security (Pty) Ltd
Sentry Security Cape (Pty) Ltd
Sentry Security Financial Services (Pty) Ltd
Sentry Security Guarding (Pty) Ltd
Sentry Security KwaZulu-Natal (Pty) Ltd
Sentry Security Pretoria (Pty) Ltd
Solution 22 (Pty) Ltd
Strikeforce Security (Pty) Ltd
TM Monitoring (Pty) Ltd
Trigate (Pty.) Ltd.
Trigate Umndeni (Pty.) Ltd. (50%)
Trinance (Pty.) Ltd.
Tyco Electronics South Africa (Proprietary) Ltd.
Tyco Healthcare (Proprietary) Limited
Vadigor Investments (Pty) Ltd
Volberay Investments (Pty) Ltd
South Korea
A&E Products Korea Ltd (Bahamas, Bermuda), Korea Branch
ADT Security Co., Ltd.
Batts Korea Ltd. (50%)
Caps Co. Ltd.
Dong Bang Electronic Industrial Co. Ltd. (99.5%)
Dong Bang Minerva Co., Ltd
Kendall Medical Ltd.
Keystone Valve (Korea) Limited
Mallinckrodt Baker International, Korea Branch
Original Electromechanical (Korea) Ltd
Tyco Adhesives Korea Co., Limited
Tyco Electronics AMP Korea Limited
Tyco Electronics Raychem Korea Limited
Tyco Healthcare Korea, Inc.
Tyco Marine Services Company Limited
Tyco Marine Services Korea Company Limited
Tyco Networks (Korea), Inc.
Tyco Thermal Controls Korea Ltd.
Spain
ADT Espana Servicios de Seguridad, S.L.
Automated Security International, S.A.
Belgicast Internacional S.L.

Controles Graphicos Ibericos, S.A.
Diamit, S.L.
Earth Tech (Spain), S.L.
Europuspas S.L. (90%)
Kendall Espana S.A.
Mallinckrodt Medical S.A.
Mondragon Telecommunications S.L.
Nellcor Iberia S.L.
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Tyco Electronics AMP Espana, S.A.
Tyco Electronics Printed Circuit Group España, S.L.
Tyco Electronics Raychem SA
Tyco Healthcare Spain SL
Tyco Iberia, S.L.
Tyco Marine, S.A.
Tyco Networks Iberica, S.L.
Wormald Mather & Platt Espana, S.A.
Sri Lanka
A&E Products Lanka (PVT) Ltd

Sweden ADT Sensormatic AB
DISAB Diagnostic Imaging Holding AB
Dissolve AB
Erichs Armatur AB
Formex AB
Ingenjorsfirman Formex AB
Karner Europe AB
Mallinckrodt Sweden AB
Nordic Water Engineering AB
Nordic Water Holding AB
Nordic Water Products AB
Prefabspecialisten Sprinkler i Lammhult Aktiebolag
Svenska Skum International AB
Svenska Skumslacknings AB
Thorin & Thorin AB
TyCom Contracting AB
Tyco Building Services Products (Sweden) AB
Tyco Electronics Svenska AB
Tyco Healthcare Norden AB
Tyco Networks (Sweden) AB
Tyco Thermal Controls Nordic AB
Wormald Fire Systems A.B.
Zickert Products AB

Switzerland
ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Sensormatic AG
ADT Services AG
Ammo AG
Ancon (Schweiz) AG
Axicom AG
Decolletage SA St. Maurice (DSM)
Grinnell Simplex Finance GmbH
Kendall Finance GmbH
Mallinckrodt Switzerland Limited
Neotecha AG
Robatel SA
Sensormatic Distribution Inc, Dover, Steinhausen Branch
Sherwood Services AG
TCN Holding (Luxembourg) Sàrl, Schaffhausen branch
Total Feuerschutz AG
TyCom Finance AG
Tyco Delta Services AG
Tyco Electronics (Schweiz) AG
Tyco Electronics (Schweiz) HFI AG
Tyco Electronics (Schweiz) Produktions AG
Tyco Electronics Augat AG
Tyco Electronics Logistics AG
Tyco Flow Services AG

Tyco Gamma Services AG
Tyco Group S.à.r.l., Luxemburg (L), (Schaffhausen branch)
Tyco Healthcare Group AG
Tyco Healthcare Retail Services AG
Tyco Healthcare Schweiz AG
Tyco Holdings Sàrl, Luxemburg (L), (Schaffhausen branch)
Tyco Integrated Systems AG
Tyco International Finance AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG
Tyco International Services AG
Tyco Plastics Services AG
Tyco Zeta Services AG

Taiwan
A&E Hangers Taiwan Co., Ltd.
ADT Security Services Ltd
AMP Manufacturing Taiwan Co. Ltd
Carlisle Taiwan, Inc.
Descote Asia Co., Ltd
FAI Technology (Taiwan) Co. Ltd
Kaung Kai Ind. Co., Ltd.
Raychem Pacific Corporation (50%)
Sensormatic Far East Limited Taiwan Branch
Taiwan Superior Electric Co., Ltd.
Taiwan Valve Company Ltd
Taliq Taiwan Limited
Tyco Electronics Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.
Tyco Holdings (Bermuda) No. 7 Limited, Taiwan Branch
Tyco Valves & Controls (Taiwan) Limited
Wormald Engineering Systems Taiwan Ltd.

Thailand
ACS Asia (1996) Company Ltd.
ADT Sensormatic (Thailand) Co., Ltd.
Indeco Services Co., Limited
Kendall Gammatron Limited (85%)
M/A-COM Private Radio Systems Asia Pacific Ltd.
Raychem Thai Limited
TAMS Consultants (Thailand) Limited
Tyco Earth Tech (Thailand) Limited
Tyco Electronics (Thailand) Ltd
Tyco Electronics Dulmison (Thailand) Co., Ltd.
Tyco Healthcare (Thailand) Limited
Tyco International (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey
Earth Tech Engineering Construction Trade
Karner Europe Aski Ticaret Limited Sirketi
Raychem N.V. (Irtibat Burosu)
TyCom Network Ve Telekomunikasyon Sistemleri Insaat Tesis Hizmetleri Ve Ticaret Limited Sirketi
Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
Tyco Elektronik AMP Ticaret Limited Sirketi
Tyco Saglik A.S.
Yapi ICF Kaiser Engineering and Consultancy

United Arab Emirates
Ancon (Middle East) Fze
Ansul Incorporated (Branch)
DA Export International FZE
Dorman Smith Switchgear LLC
Tyco Electronics Middle East FZE

United Kingdom
A G Marvac Limited
A&E Karner Limited
A.E. Silver Limited
A.R.C. Fire Protection Ltd.
A.V.S. Systems Limited
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire & Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Securities Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Travel Limited
ADT Trustees Limited
ADT UK Investments Limited
AFA-MINERVA Limited
AIJ Security Limited
AMP Finance Limited
AMP of Great Britain Limited
Aberdeen Environmental Services (Holdings) Limited
Aberdeen Environmental Services Limited
Abbey Security International Limited.
Able Arts Holdings Ltd.
Acorn Security Systems (UK) Limited
Adeview Limited
Advanced Absorbent Products Holdings Limited

Advanced Security Installations Limited
Alexander McKay Limited
American District Telegraph Services International Limited
Amp of Great Britain
Ancon (MBT) Couplers Limited
Ancon Holdings Limited
Ancon Limited
Ancon Stainless Steel Fixings Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Argyle Medical Industries (U.K.) Limited
Ash Group Services Limited
Atlanta Engineering Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Auto Auctions Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (International) Limited
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & H (Nottingham) Limited
BCA (Auctions) Limited
BCA Holdings Limited
BGP-Reid Crowther Limited
Bastion Security Systems Limited
Belclere Limited
Benn Security Systems Limited
Bissell Healthcare Limited
Bond Security Services Limited
Bond Security Systems Limited
Bowthorpe EMP Limited
Bowthorpe Industries Limited
Britannia Monitoring Services Limited
Britannia Security Group (C.I.) Limited
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
C.I.S. (Cast Iron Services) Limited
CAS Security Limited

CCTV Limited
CDK U.K. Limited
CEM Systems Ltd.
CIS Wilson Limited
CIS Wilson Pipe Fittings Limited
CTT Limited
Capitol Alarms Limited
Castle Gate Alarms (Northern Ireland) Limited
Central Alarm Securities Limited
Central Spraysafe Company Limited
Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Customer Services (C.I.) Limited
Collmain Plc
Collmain Services Limited
Comforta Healthcare Ltd. (UK)
Communication & Tracking Services Limited
Communication Accessories Limited
Component Engineering Services Limited
Compression Terminals & Tools Limited
Confab International Limited
Control Equipment Limited
Controlled Electronics Management Systems Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Critchley Finance (UK) Limited
Critchley Group Limited
Critchley Group Trustee Limited
Critchley HSI Systems Limited
Critchley Limited
Critchley Tecpro Limited
Crosby Valves & Engineering Company Ltd.
Custom Card Holdings Ltd
Custom Card Services International Limited
D.J. Security Alarms Limited
Ditel Limited
Descote Limited
Discreet Disposables Ltd.
Distribution and Transmission Equipment Limited
Dong Bang Minerva (UK) Limited
Dorman Smith Holdings Limited
Dorman Smith Switchgear Limited
Ductile Steel Processors Limited
Dulmison (UK) Ltd.

Earth Tech Engineering Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Electra Systems Limited
Ellis Son & Paramore Limited
Elo TouchSystems Limited
Emos Information Systems Limited
Emos Rentals Limited
Erhard Valves Ltd
Ever Two Limited
Ever Four Limited
Ever Three Limited
Excelsior Security Services Limited
Exeter Insurance Company Limited
F.C.T. Services (UK) Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Ltd.
Figgie Pension Trustee Ltd.
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Alarms Services (UK) Limited
Fire Defender (U.K.) Ltd.
Fire Safety Inspection Company Limited
Fire Security Services Ltd.
Firewise Equipment Limited
Flowlyne (UK) Limited
Ford Electronic Services Limited
Freedom Systems Limited
Galequest (Electronics) Limited
Ganmill Limited
Gardner Security
General Cleaning Contractors Limited
Goldcrest Security Limited
Goyen Controls Co UK Limited
Gresham Land and Estates (ADC) Limited
Grinnell (U.K.) Ltd.
Group Sonitrol Security Systems Limited
Guardian Alarms Wgtn. Limited
Hawley International Finance Limited
Hemax Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Scan ID Systems Limited
Image Surveillance Systems Limited
ImageScan UK Limited
Inbrand Holdings Limited
Inbrand Limited

Inbrand UK Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
Intellectual Systems Ltd.
Isopad Limited
JEL Building Management Limited
JEL Building Management Systems Limited
JMC Rehab Limited
Jades Doors Limited
James Deacon Security Limited
Jessar Engineering Limited
KS Lift Services Limited
Kam Servi-Sys Limited
Karner Europe (UK) Ltd.
Kean and Scott Limited
Kendall-Camp Pension Trustees Limited
Keystone Valve (U.K.) Ltd.
Kingsclere Investments Ltd.
Knogo (UK) Limited
Kurtbrook Limited
Lafayette Healthcare Limited
Lastonet Products Limited
Linsdale (Fire & Security) Limited
M.A.M. Rubber Manufacturing Company Limited
M/A-COM (UK) Limited
M/A-COM Greenpar Limited
M/A-COM Limited
MKG Medical U.K. Ltd.
Macron Safety Systems (UK) Limited
Madison Cable Corp.
Madison Cable Limited
Maidstone Fire Protection Limited
Malgor Security Plc
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt U.K. Ltd.
Management and Control Systems Limited
Manton Plastics Limited
Markden No. 7 Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt (Exports) Ltd.
Mather & Platt Fire Protection Limited
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Microdot Connectors Europe Limited
Microwave Associates Limited
Mid-Ulster Alarms Limited

Minerva Fire Defence Limited
Modern Alarms (Scotland) Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems
Modern Security Systems (IOM) Ltd.
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Newmans Tubes Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 2 Limited
OCYT 5 Limited
OCYT 6 Limited
ODL Limited
OKD Limited
OMK Limited
Orbis Security Systems Limited
P.M.H. Electronics Limited
Pinacl Communication Systems Limited
Pinacl Limited
Pinacl Whitehall Limited
Pipework Fabrications Limited
Prestaroy Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Prospect House No. 5 Limited
Protec Systems Limited
Protection One (UK) plc
Pryor & Howard (1988) Limited
Quad Europe Limited
Quad Systems Holdings Limited
Quad Systems Limited
Raychem HTS Limited
Raychem International Limited (Branch)
Raychem Limited
Realm Security Systems Limited
RegADT Travel Holdings Limited
Regal Alarms & Security Limited
Regal Security Services Limited
Regal Security Systems Limited
Reid Crowther Consulting Limited
Remote Facilities Management Limited
Rhomax Engineering Limited
Rhomax ITS Limited
S.L.S. Engineering Limited
SAFE Limited

Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Samual Booth & Company
Saranne Packaging Limited
Scott Health & Safety Limited
Secure-It (UK) Limited
Securitag International Limited
Security Centres (Scotland) Limited
Security Centres (UK) Holdings Limited
Security Centres (UK) Limited
Security Centres Holdings International Ltd.
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc
Sensormatic (UK) Ltd.
Sensormatic CamEra Ltd.
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Ltd.
Sensormatic International Ltd.
Sensormatic Investments Ltd.
Sensormatic Limited
Sensormatic Security Solutions Ltd.
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Sigmaform (UK) Limited
Sky Signs Limited
Sonitrol Limited
Sound and Vision Technologies Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendor Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Staifix Systems Limited
Standfast Security Systems Limited
Stappard & Howes Limited
Stappard Howes Design Limited
Stappard Howes Projects Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
TDI Batteries (Europe) Limited
TGN Euro Link Limited

TSG Trustees Limited
TVM DIstribution Limited
TVM Group UK Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
TransAsia (H.K.) Limited
Triangle Controls Ltd.
TyCom Cable Ship Company (UK) Limited
TyCom Contracting (UK) Limited
Tyco Buildings Services Products (UK) Limited
Tyco Electronics Cables Limited
Tyco Electronics Components Limited
Tyco Electronics Holdings Limited
Tyco Electronics Labels Limited
Tyco Electronics Limited
Tyco Electronics UK Ltd.
Tyco Energy (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire Products Manufacturing Ltd.
Tyco Fire Systems Limited
Tyco Flow Control (UK) Limited
Tyco Healthcare (UK) Commercial Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare (UK) Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Networks (UK) Limited
Tyco Plastics Limited
Tyco Tech Limited
Tyco Telecommunications (US) Inc.
Tyco Thermal Controls UK Limited
Tyco Tubing Ltd.
Tyco VI
Tyco Valves & Controls Distribution (UK) Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited
Unifast Systems Limited

Unirax Limited
Unistrut Europe Ltd.
Unistrut Holdings Ltd.
Unistrut Limited
Vital Communication International Ltd.
W&S Freeman Limited
WM Fire Protection Limited
WM Fire Systems Ltd.
Wares Security Group Limited
West Hyde Developments Limited
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Limited
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
Wormald Ansul U.K. Ltd.
Wormald Engineering Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited
Zodiac Security Systems Limited

United States of America
999 Arques Corp.
A&E Construction Products, Inc.
A&E GP Holding, Inc.
A&E Hangers, Inc.
A&E Holding GP
A&E Products Group LP
A&E Products Group, Inc.
A-G Holding, Inc. I
ADT General Holdings, Inc.
ADT Holdings, Inc.
ADT Investments II, Inc.
ADT Investments, Inc.
ADT Maintenance Services, Inc.
ADT Operations, Inc.
ADT Property Holdings, Inc.
ADT Security Services, Inc.
ADT Security Systems, West, Inc
ADT Services, Inc.
ADT Title Holding Company I
ADT Title Holding Company II
AEPG, Inc.
AFC Cable Systems, Inc.
AFP Property Holding
AMP International Enterprises Limited
AMP Investments, Inc.
AMP Services, Ltd.

API Security, Inc.
APS Group Holding, Inc.
ARR, Inc.
ATC Sales Company
AWZ Inc.
Activation Technologies, LLC
Adhesive Technologies, Inc.
Adhesives Holding GP
Advanced Packaging Systems
Alert Centre
Allegheny Corp.
Alliance Integrated Systems, Inc.
Allied Tube & Conduit Corporation
American District Telegraph Company (NJ)
American Electrical Terminal Company, Inc.
Ameritech SecurityLink, Inc.
Anderson, Greenwood & Co.
Ansul, Incorporated
Atcor, Inc.
Auto Suture Company, Australia
Auto Suture Company, Canada
Auto Suture Company, Netherlands
Auto Suture Company, U.K.
Auto Suture Eastern Europe, Inc.
Auto Suture International, Inc.
Auto Suture Norden Co.
Auto Suture Puerto Rico, Inc.
Auto Suture Russia, Inc.
Automated Security Holdings, Inc.
Automatic Fire Systems Ltd.
BWD Property, LLC
Batts Holdings, Inc.
Batts, Inc.
Beta Acquisition Corp.
Burton, Adams, Kemp & King, Inc.
C.S. Charles L. Brown, L.P. (75%)
C.S. Global Link, L.P. (75%)
C.S. Global Mariner, L.P. (55%)
C.S. Global Sentinel, L.P. (55%)
C.S. Long Lines, L.P. (75%)
CASS Water Engineering, Inc.
CCTC International, Inc.
CEM Access Systems, Inc.
CT Corporation System—TN
CV Holding Inc.
CVG Holding Corp.
Carlisle Plastics Holding LLC
Caropure Technology, Inc.
Central CPVC Corporation
Central Castings Corporation
Central Sprinkler Company

Central Sprinkler Corporation
Central Sprinkler Holdings, Inc.
Century Tube Corporation
Chagrin H.Q. Venture Ltd. (50%)
Chagrin Highlands Inc.
Chagrin Highlands Ltd. (50%)
Chemgene Corporation
Coated Products GP, Inc.
Coated Products Holdings, Inc.
Confab International, L.P.
Connect 24 Wireless Communications Inc.
Critchley Group, Inc.
Crosby GP Holding, Inc.
Crosby Holding, Inc. I
Crosby Valve International Ltd.
Crosby Valve Sales & Services Corporation
Crosby Valve, Inc.
D.A.S. International, Ltd.
Descote, Inc.
Digital Security Controls, Inc.
Earth Tech (Infrastructure) Inc.
Earth Tech Architecture Inc.
Earth Tech EMS Holdings, Inc.
Earth Tech Environment & Infrastructure Inc.
Earth Tech Holdings TAC, Inc.
Earth Tech Holdings, Inc.
Earth Tech Northeast, Inc.
Earth Tech WE Holding Inc.
Earth Tech Water Engineering LP
Earth Tech of Michigan Inc.
Earth Tech of North Carolina, Inc.
Earth Tech of Ohio Inc.
Earth Tech, Inc.
Earth Technology Corporation (USA), The
Electro Signal Lab, Inc.
Electro-Trace Corporation
Elkay Services LLC
Elo TouchSystems, Inc.
F.A.I. Technology Inc.
FAI Tech Link Inc.
FAI Technology (Holding), Inc.
FCI Liquidations, Inc.
FRM Services, Inc.
Figgie Leasing Corporation
Fire Products GP Holding, Inc.
Fire Products Holding GPS
First Lafayette Holdings, Inc.
Firth Cleveland Steels, Inc.
Fisk Corporation
Fisk Electric Holdings, Inc.
Forever Hangers, Inc.

GC Holding, Inc. I
GC Holdings, Inc.
GF&S Inc.
GFS Holding
General Sub Acquisition Corp.
General Surgical Holdings, Inc.
General Surgical Innovations, Inc.
Georgia Packaging, Inc.
Georgia Pipe Company
Glynwed Holdings, Inc.
Goyen Valve Corporation
Graphic Holdings, Inc.
Grinnell Building Services Corporation
Grinnell Corporation
IMB, A Simplex Company, L.L.C.
IMC Exploration Company
Image Scan, Inc.
Infrasonics Technologies, Inc.
InnerDyne Holdings, Inc.
InnerDyne, Inc.
Interamics (95%)
International Financing, Inc.
International Quality and Environmental Services, LLC
J. Muller International (USA)
J.B. & S. Lees Inc.
J.R. Clarkson Company, The
J.R. Clarkson Holdings, Inc.
JMI Engineers, Inc.
KHPC Holding GP
Keystone France Holdings Corp.
Keystone Germany Holdings Corp.
Keystone Kuwait, Inc.
Keystone Saudi, Inc.
King Packaging Co., Inc.
LCP Holding
LCP, Inc.
Lafayette Pharmaceuticals, Incorporated
Laser Diode Holdings, Inc.
Laser Diode Incorporated
Liebel-Flarsheim Company
Life Design Systems, Inc.
Ludlow Coated Products LP
Ludlow Company LP, The
Ludlow Corporation
Ludlow Jute Company Limited
Ludlow Services LLC
Ludlow Technical Products Corporation
M/A-COM Puerto Rico, Inc.
M/A-COM Tech Holdings, Inc.
M/A-COM, INC.
MCS Communication Products Inc.

MMHC, Inc.
MMI, LLC
MSCH Company
Madison Equipment Co., Inc.
Mallinckrodt Athlone Holdings, Inc.
Mallinckrodt Baker International, Inc.
Mallinckrodt Baker, Inc.
Mallinckrodt Caribe, Inc.
Mallinckrodt Holdings, Inc.
Mallinckrodt Holdings, LLC
Mallinckrodt Inc. (Delaware)
Mallinckrodt Inc. (New York)
Mallinckrodt International Corporation
Mallinckrodt Medical PMC
Mallinckrodt Respiratory Acquisition I, Inc.
Mallinckrodt TMH
Mallinckrodt Veterinary, Inc.
Management Association of M/A-COM, Inc., The
Master Protection Corporation
Master Protection Holdings, Inc.
Merrimack Valley Food Bank, Inc.
Mobile Security Communications, Inc. (19%)
Mode Plastics, Inc.
Municipal Emergency Holdings, Inc.
Municipal Emergency Services, Inc.
National Alarm Computer Center, Inc.
National Catheter Corporation
National Integration Services, Inc.
National Tape Corporation
National Tape Holdings, Inc.
Nellcor Puritan Bennett Export Inc.
Nellcor Puritan Bennett Incorporated
Nellcor Puritan Bennett International Corporation
PI Holding
PTB Acquisition Sub, Inc.
PTB Holdings, Inc.
PTB International, Inc.
Palomar Precision Tubes, Inc.
Paragon Trade Brands (Canada) Inc.
Paragon Trade Brands, Inc.
Paul Scott Security Systems, Inc.
Paul Scott Security Systems, LLC
Pinacl Communications, Inc.
Plastics Holding Corporation
Polyken Technologies Europe, Inc.
Power Systems Holdings, Inc.
Precision Interconnect, Inc.
Primary Display Corporation
Printed Circuits, Inc.
Private Products, Inc.
Professional Registrar Organization, Inc.

Puritan-Bennett Corporation
R1 Mergersub, Inc.
RI Corporation
RS Holdings LLC
Raychem (Delaware) Ltd.
Raychem Corporation of Arizona
Raychem Foundation
Raychem Gulf Coast, Inc.
Raychem International Corporation
Raychem International Manufacturing Corporation
Raychem Radiation Technologies, Inc.
Raychem Ventures, Inc.
Rayshrink Corporation
Raythene Systems Corporation
Remtek International, Inc.
Robinson Services, Inc.
Rochester Corporation, The
S2 Mergersub Inc.
STI Licensing Corporation
STI Properties, Inc.
STI Properties, Ltd.
STI Risk Management Co. (85%)
STR Grinnell GP Holding, Inc.
STR Realty Holdings LLC
SWD Holding, Inc.
SWD Holding, Inc. I
Safe Link Corporation
Sakertrax, Inc.
Scott Technologies Foundation
Scott Technologies Holdings, Inc.
Scott Technologies, Inc.
SecurityLink of Puerto Rico, Inc.
Senelco Iberia, Inc.
Sensormatic Asia/Pacific, Inc.
Sensormatic Distribution, Inc.
Sensormatic Electronics Corporation
Sensormatic Electronics Corporation (Puerto Rico)
Sensormatic Holding Corporation
Sensormatic International Holdings I, Inc.
Sensormatic International Holdings II, Inc.
Sensormatic International, Inc.
Sensormatic Technology, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
Sherwood Medical Company
Sherwood Medical Company I
Sherwood-Accurate Inc.
Sigma Circuits, Inc.
Sigma GP Holding, Inc.
Sigma Holding Corp.
Sigma Printed Circuits Holding Corp.
Sigmaform Pacific Sales Corporation (Sing Branch)

Simplex Argentina, L.L.C.
Simplex Asia Holding, L.L.C.
Simplex Asia, I Inc.
Simplex Asia, L.L.C.
Simplex Beijing Holding, L.L.C.
Simplex Europe, L.L.C.
Simplex India, L.L.C.
Simplex Malaysia, L.L.C.
Simplex Mexico, L.L.C.
Simplex Singapore, L.L.C.
Simplex Sino Holding, L.L.C.
Simplex South Africa, L.L.C.
Simplex Thailand, L.L.C.
Simplex Time Recorder Co.
SimplexGrinnell Holdings, Inc.
SimplexGrinnell LP
Smith Alarm Systems, Inc.
Star Holding Inc.
Star Sprinkler, Inc.
Starion Instruments Corp.
Sunbelt Holding LLC
Sunbelt Holding, Inc. I
Sunbelt Holdings, Inc.
Sunbelt Manufacturing, Inc.
Surgical Service Corporation
T.J. Cope Inc.
T15 Acquisition Corp.
TA, Inc.
TAMS Architects & Engineers, Inc.
TAMS Consultants, Inc.
TKC Holding Corp.
TKN, Inc.
TME Management Corp.
TPA Realty Holding Corp.
TPCG Holding GP
TSSL Holding Corp.
TV&C GP Holding, Inc.
TVC Holding
TVC, Inc.
Talisman Partners, Ltd.
Techcon International Ltd.
Telestate International, Inc.
Terraworx Inc.
Thermacon, Inc.
Tracer Construction Company
Tracer Field Services, Inc.
Tracer Industries Finance Co., Inc.
Tracer Industries Holdings, Inc.
Tracer Industries International, Inc.
Tracer Industries Management Co., Inc.
Tracer Industries, Inc.

Tracer Licensing, L.P.
Transoceanic Cable Ship Company, Inc.
Transpower Technologies, Inc.
Tri-Ed Distribution Inc.
Tri-Systems, Inc.
TyCom (US) Holdings, Inc.
TyCom Acquisition Co. I, Inc.
TyCom Finance Company, Inc.
TyCom Management Inc.
TyCom Simplex Holdings Inc.
Tyco (US) Holdings, Inc.
Tyco AR Funding 2002 LLC
Tyco Acquisition Alpha LLC
Tyco Acquisition Corp. 26
Tyco Acquisition Corp. 27
Tyco Acquisition Corp. 28
Tyco Acquisition Corp. 29
Tyco Acquisition Corp. 30
Tyco Acquisition Corp. 33
Tyco Acquisition Corp. 35
Tyco Acquisition Corp. 39
Tyco Acquisition Corp. 40
Tyco Acquisition Corp. 41
Tyco Acquisition Corp. 42
Tyco Acquisition Corp. 43
Tyco Acquisition Corp. 44
Tyco Acquisition Corp. 45
Tyco Acquisition Corp. XII
Tyco Acquisition Corp. XIV
Tyco Acquisition Corp. XXI
Tyco Acquisition Corp. XXII (NV)
Tyco Acquisition Corp. XXV (NV)
Tyco Acquisition Delta LLC
Tyco Acquisition Epsilon LLC
Tyco Acquisition Gamma LLC
Tyco Adhesives GP Holding, Inc.
Tyco Adhesives LP
Tyco Adhesives, Inc.
Tyco Capital Investments, Inc.
Tyco Electronics Components Limited
Tyco Electronics Corporation
Tyco Electronics Installation Services, Inc.
Tyco Electronics Power Systems, Inc.
Tyco Electronics Puerto Rico Inc.
Tyco Finance Corp.
Tyco Fire & Security LLC
Tyco Fire (NV) Inc.
Tyco Fire Products LP
Tyco Flow Control Company LLC
Tyco Flow Control, Inc.
Tyco Healthcare Group LP

Tyco Healthcare Holdings, Inc.
Tyco Healthcare Retail Group GPS
Tyco Healthcare Retail Group, Inc.
Tyco Healthcare Services LLC
Tyco Holding Corp.
Tyco Holdings of Nevada, Inc.
Tyco Holdings, Inc.
Tyco Integrated Cable Systems, Inc.
Tyco International (NV) Inc.
Tyco International (PA) Inc.
Tyco International (US) Inc.
Tyco International (US) Inc. Employment Transition Benefits Trust, The
Tyco International Asia, Inc.
Tyco Merger Sub (NJ) Inc.
Tyco Networks (Solutions) Inc.
Tyco Plastics LP
Tyco Printed Circuit Group LP
Tyco RFC 2002 LLC
Tyco Receivables Corp.
Tyco Receivables Funding LLC
Tyco SPC, Inc.
Tyco Safety Products US, Inc.
Tyco Sailing, Inc.
Tyco Submarine Systems Projects, Inc.
Tyco Technology Resources, Inc.
Tyco Telecom OSP Holding Corp.
Tyco Telecommunications (US) Inc.
Tyco Thermal Controls LLC
Tyco Valves & Controls—Puerto Rico Corporation
Tyco Valves & Controls LP
Tyco Valves & Controls, Inc.
Tyco Valves and Controls Middle East, Inc.
Tyco Valves and Controls U.A.E., Inc.
Tyco Worldwide Services, Inc.
U.S.S.C. Puerto Rico, Inc.
USS Acquisition Corp.
USSC Acquisition Corporation
USSC Cal Med, Inc.
USSC Financial Services Inc.
USSC Tex Med, Inc.
Unistrut Corporation
United States Construction Co.
United States Surgical Corporation
Valleylab Holding Corporation
Valleylab Inc
W.A.F. Group, Inc.
WPFY, Inc.
Water & Power Technologies of Texas, Inc.
Water Holdings Corp.
Water and Power Technologies, Inc.
Westec Business Security, Inc.

Westlock Controls Corporation
Westlock Controls Holdings, Inc.
Whitaker Corporation, The
White Mountain Insurance Company
Willoughby Holdings Inc.
Wormald Americas, Inc.
Yarway Corporation

Uruguay
ADT Security Services S.A.
Knogo Latin America S.A.
Raychem Uruguay S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela
Aguas Industriales de Jose, C.A. (75%)
Ansul de Venezuela C.A.
CAENF Investments
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Grupo Rust International Di Venezuela C.A.
Kendall de Venezuela, C.A.
Tyco Electronics de Venezuela, C.A.
Tyco Flow Control de Venezuela, CA
Tyco Submarine Systems, C.A.

Vietnam
Tyco Engineering (Vietnam) Ltd.
Tyco Fire, Security & Services Pte Ltd—Representative Office Hanoi

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Tyco International, Ltd. Subsidiaries at September 30, 2004